Exhibit 99.1

SouthState Corporation Reports Fourth Quarter 2023 Results Declares Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – January 25, 2024 – SouthState Corporation (NYSE: SSB) today released its unaudited results of operations and other financial information for the three-month and twelve-month periods ended December 31, 2023.

“We ended a year that demonstrated the resilience of the SouthState deposit franchise in the face of unprecedented change. In addition, loans grew 7% and we materially built our reserve", commented John C. Corbett, SouthState’s Chief Executive Officer. "While we remain cautious of the lag effects of the recent rate increases, we see tremendous opportunity coming out of the cycle. Since the pandemic, Florida has grown by over one million people and SouthState benefits from operating in 4 of the 5 fastest growing states in the country. We are in a great position to deliver outsized results for our shareholders, and I want to thank our team for their hard work and service to our clients during 2023."

Highlights of the fourth quarter of 2023 include:

Returns

●	Reported Diluted Earnings per Share (“EPS”) of $1.39; Adjusted Diluted EPS (Non-GAAP) of $1.67
●	Net Income of $106.8 million; Adjusted Net Income (Non-GAAP) of $128.3 million
●	Return on Average Common Equity of 8.0%; Return on Average Tangible Common Equity (Non-GAAP) of 13.5% and Adjusted Return on Average Tangible Common Equity (Non-GAAP) of 16.1%*
●	Return on Average Assets (“ROAA”) of 0.94% and Adjusted ROAA (Non-GAAP) of 1.13%*
●	Pre-Provision Net Revenue (“PPNR”) per Weighted Average Diluted Share (Non-GAAP) of $2.27
●	Book Value per Share of $72.78; Tangible Book Value (“TBV”) per Share (Non-GAAP) of $46.32

Performance

●	Net Interest Income of $354 million; Core Net Interest Income (excluding loan accretion) (Non-GAAP) of $350 million
●	Net Interest Margin (“NIM”), non-tax equivalent of 3.47% and tax equivalent (Non-GAAP) of 3.48%
●	Net charge-offs of $7.3 million, or 0.09% annualized; $9.9 million Provision for Credit Losses (“PCL”), including release for unfunded commitments; total allowance for credit losses (“ACL”) plus reserve for unfunded commitments of 1.58%; year-to-date net charge-offs of $24.9 million, or 0.08%
●	Noninterest Income of $65 million, down $7 million compared to the prior quarter, primarily due to a decrease in correspondent banking and capital markets income; Noninterest Income represented 0.58% of average assets for the fourth quarter of 2023
●	Recorded FDIC special assessment expense of $26 million
●	Efficiency Ratio of 63% and Adjusted Efficiency Ratio (Non-GAAP) of 57%

Balance Sheet

●	Loans increased $372 million, or 5% annualized, led by consumer real estate; ending loan to deposit ratio of 87%
●	Deposits increased $114 million, or 1% annualized, despite a $339 million decline in brokered CDs; excluding brokered CDs, deposits increased $453 million, or 5% annualized, from prior quarter
●	Total deposit cost of 1.60%, up 0.16% from prior quarter, resulting in a 30% cycle-to-date beta
●	Repurchased a total of 100,000 shares during 4Q 2023 at a weighted average price of $67.45
●	Strong capital position with Tangible Common Equity, Total Risk-Based Capital, Tier 1 Leverage, and Tier 1 Common Equity ratios of 8.2%, 14.1%, 9.4%, and 11.8%, respectively†

Subsequent Events

●	The Board of Directors of the Company declared a quarterly cash dividend on its common stock of $0.52 per share, payable on February 16, 2024 to shareholders of record as of February 9, 2024

∗ Annualized percentages

† Preliminary

Financial Performance

	Three Months Ended					Twelve Months Ended
(Dollars in thousands, except per share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
INCOME STATEMENT	2023	2023	2023	2023	2022	2023	2022
Interest Income
Loans, including fees (1)	$459,880	$443,805	$419,355	$393,366	$359,552	$1,716,405	$1,178,026
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell	55,555	56,704	58,698	57,043	64,337	228,001	218,999
Total interest income	515,435	500,509	478,053	450,409	423,889	1,944,406	1,397,025
Interest Expense
Deposits	149,584	133,944	100,787	55,942	19,945	440,257	36,984
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	11,620	11,194	15,523	13,204	7,940	51,541	24,370
Total interest expense	161,204	145,138	116,310	69,146	27,885	491,798	61,354
Net Interest Income	354,231	355,371	361,743	381,263	396,004	1,452,608	1,335,671
Provision for credit losses	9,893	32,709	38,389	33,091	47,142	114,082	81,855
Net Interest Income after Provision for Credit Losses	344,338	322,662	323,354	348,172	348,862	1,338,526	1,253,816
Noninterest Income	65,489	72,848	77,214	71,355	63,392	286,906	309,247
Noninterest Expense
Operating expense	245,774	238,042	240,818	231,093	227,957	955,727	898,813
Merger, branch consolidation and severance related expense	1,778	164	1,808	9,412	1,542	13,162	30,888
FDIC special assessment	25,691	—	—	—	—	25,691	—
Total noninterest expense	273,243	238,206	242,626	240,505	229,499	994,580	929,701
Income before Income Taxes Provision	136,584	157,304	157,942	179,022	182,755	630,852	633,362
Income taxes provision	29,793	33,160	34,495	39,096	39,253	136,544	137,313
Net Income	$106,791	$124,144	$123,447	$139,926	$143,502	$494,308	$496,049

Adjusted Net Income (non-GAAP) (2)
Net Income (GAAP)	$106,791	$124,144	$123,447	$139,926	$143,502	$494,308	$496,049
Securities losses (gains), net of tax	2	—	—	(35)	—	(33)	(24)
Initial provision for credit losses - NonPCD loans and UFC from ACBI, net of tax	—	—	—	—	—	—	13,492
Merger, branch consolidation and severance related expense, net of tax	1,391	130	1,414	7,356	1,211	10,291	24,163
FDIC special assessment, net of tax	20,087	—	—	—	—	20,087	—
Adjusted Net Income (non-GAAP)	$128,271	$124,274	$124,861	$147,247	$144,713	$524,653	$533,680

Basic earnings per common share	$1.40	$1.63	$1.62	$1.84	$1.90	$6.50	$6.65
Diluted earnings per common share	$1.39	$1.62	$1.62	$1.83	$1.88	$6.46	$6.60
Adjusted net income per common share - Basic (non-GAAP) (2)	$1.69	$1.63	$1.64	$1.94	$1.91	$6.90	$7.16
Adjusted net income per common share - Diluted (non-GAAP) (2)	$1.67	$1.62	$1.63	$1.93	$1.90	$6.86	$7.10
Dividends per common share	$0.52	$0.52	$0.50	$0.50	$0.50	$2.04	$1.98
Basic weighted-average common shares outstanding	76,100,187	76,139,170	76,057,977	75,902,440	75,639,640	76,050,730	74,550,708
Diluted weighted-average common shares outstanding	76,634,100	76,571,430	76,417,537	76,388,954	76,326,777	76,479,557	75,181,305
Effective tax rate	21.81%	21.08%	21.84%	21.84%	21.48%	21.64%	21.68%

Performance and Capital Ratios

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2023	2023	2023	2023	2022	2023	2022
PERFORMANCE RATIOS
Return on average assets (annualized)	0.94%	1.10%	1.11%	1.29%	1.28%	1.11%	1.12%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.13%	1.10%	1.12%	1.35%	1.29%	1.17%	1.20%
Return on average common equity (annualized)	7.99%	9.24%	9.34%	10.96%	11.41%	9.37%	9.84%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	9.60%	9.25%	9.45%	11.53%	11.50%	9.94%	10.59%
Return on average tangible common equity (annualized) (non-GAAP) (3)	13.53%	15.52%	15.81%	18.81%	20.17%	15.87%	17.16%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	16.12%	15.54%	15.98%	19.75%	20.33%	16.80%	18.40%
Efficiency ratio (tax equivalent)	63.43%	54.00%	53.59%	51.41%	47.96%	55.50%	54.21%
Adjusted efficiency ratio (non-GAAP) (4)	56.89%	53.96%	53.18%	49.34%	47.63%	53.27%	52.34%
Dividend payout ratio (5)	37.01%	31.84%	30.75%	27.09%	26.40%	31.34%	29.54%
Book value per common share	$72.78	$68.81	$69.61	$69.19	$67.04
Tangible book value per common share (non-GAAP) (3)	$46.32	$42.26	$42.96	$42.40	$40.09

CAPITAL RATIOS
Equity-to-assets	12.3%	11.6%	11.8%	11.7%	11.6%
Tangible equity-to-tangible assets (non-GAAP) (3)	8.2%	7.5%	7.6%	7.5%	7.2%
Tier 1 leverage (6)	9.4%	9.3%	9.2%	9.1%	8.7%
Tier 1 common equity (6)	11.8%	11.5%	11.3%	11.1%	11.0%
Tier 1 risk-based capital (6)	11.8%	11.5%	11.3%	11.1%	11.0%
Total risk-based capital (6)	14.1%	13.8%	13.5%	13.3%	13.0%

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
BALANCE SHEET	2023	2023	2023	2023	2022
Assets
Cash and due from banks	$510,922	$514,917	$552,900	$558,158	$548,387
Federal funds sold and interest-earning deposits with banks	487,955	814,220	960,849	1,438,504	764,176
Cash and cash equivalents	998,877	1,329,137	1,513,749	1,996,662	1,312,563

Trading securities, at fair value	31,321	114,154	56,580	16,039	31,263
Investment securities:
Securities held to maturity	2,487,440	2,533,713	2,585,155	2,636,673	2,683,241
Securities available for sale, at fair value	4,784,388	4,623,618	4,949,334	5,159,999	5,326,822
Other investments	192,043	187,152	196,728	217,991	179,717
Total investment securities	7,463,871	7,344,483	7,731,217	8,014,663	8,189,780
Loans held for sale	50,888	27,443	42,951	27,289	28,968
Loans:
Purchased credit deteriorated	1,108,813	1,171,543	1,269,983	1,325,400	1,429,731
Purchased non-credit deteriorated	4,796,913	5,064,254	5,275,913	5,620,290	5,943,092
Non-acquired	26,482,763	25,780,875	24,990,889	23,750,452	22,805,039
Less allowance for credit losses	(456,573)	(447,956)	(427,392)	(370,645)	(356,444)
Loans, net	31,931,916	31,568,716	31,109,393	30,325,497	29,821,418
Premises and equipment, net	519,197	516,583	518,353	517,146	520,635
Bank owned life insurance	991,454	984,881	979,494	967,750	964,708
Mortgage servicing rights	85,164	89,476	87,539	85,406	86,610
Core deposit and other intangibles	88,776	95,094	102,256	109,603	116,450
Goodwill	1,923,106	1,923,106	1,923,106	1,923,106	1,923,106
Other assets	817,454	996,055	875,694	940,666	923,195
Total assets	$44,902,024	$44,989,128	$44,940,332	$44,923,827	$43,918,696

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$10,649,274	$11,158,431	$11,489,483	$12,422,583	$13,168,656
Interest-bearing	26,399,635	25,776,767	25,252,395	23,979,009	23,181,967
Total deposits	37,048,909	36,935,198	36,741,878	36,401,592	36,350,623
Federal funds purchased and securities
sold under agreements to repurchase	489,185	513,304	581,446	544,108	556,417
Other borrowings	491,904	391,997	792,090	1,292,182	392,275
Reserve for unfunded commitments	56,303	62,347	63,399	85,068	67,215
Other liabilities	1,282,625	1,855,295	1,471,509	1,351,873	1,477,239
Total liabilities	39,368,926	39,758,141	39,650,322	39,674,823	38,843,769

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	190,055	190,043	189,990	189,649	189,261
Surplus	4,240,413	4,238,753	4,228,910	4,224,503	4,215,712
Retained earnings	1,685,166	1,618,080	1,533,508	1,448,636	1,347,042
Accumulated other comprehensive loss	(582,536)	(815,889)	(662,398)	(613,784)	(677,088)
Total shareholders' equity	5,533,098	5,230,987	5,290,010	5,249,004	5,074,927
Total liabilities and shareholders' equity	$44,902,024	$44,989,128	$44,940,332	$44,923,827	$43,918,696

Common shares issued and outstanding	76,022,039	76,017,366	75,995,979	75,859,665	75,704,563

Net Interest Income and Margin

	Three Months Ended
	Dec. 31, 2023			Sep. 30, 2023			Dec. 31, 2022
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks	$814,244	$10,029	4.89%	$822,805	$10,831	5.22%	$1,849,877	$16,491	3.54%
Investment securities	7,382,800	45,526	2.45%	7,714,079	45,873	2.36%	8,286,894	47,846	2.29%
Loans held for sale	28,878	552	7.58%	34,736	517	5.90%	25,633	401	6.21%
Total loans, excluding PPP	32,234,772	459,316	5.65%	31,799,469	443,275	5.53%	29,480,843	359,120	4.83%
Total PPP loans	4,683	12	1.02%	5,291	13	0.97%	12,489	31	0.98%
Total loans held for investment	32,239,455	459,328	5.65%	31,804,760	443,288	5.53%	29,493,332	359,151	4.83%
Total interest-earning assets	40,465,377	515,435	5.05%	40,376,380	500,509	4.92%	39,655,736	423,889	4.24%
Noninterest-earning assets	4,572,255			4,464,939			4,774,158
Total Assets	$45,037,632			$44,841,319			$44,429,894

Interest-Bearing Liabilities ("IBL"):
Transaction and money market accounts	$18,957,647	$107,994	2.26%	$18,291,300	$93,465	2.03%	$17,044,865	$16,901	0.39%
Savings deposits	2,680,065	1,888	0.28%	2,845,250	1,919	0.27%	3,536,330	1,021	0.11%
Certificates and other time deposits	4,294,555	39,702	3.67%	4,413,855	38,560	3.47%	2,444,361	2,023	0.33%
Federal funds purchased	256,672	3,453	5.34%	236,732	3,128	5.24%	186,232	1,694	3.61%
Repurchase agreements	265,839	1,458	2.18%	303,339	1,163	1.52%	363,336	253	0.28%
Other borrowings	438,701	6,709	6.07%	456,187	6,903	6.00%	435,806	5,993	5.46%
Total interest-bearing liabilities	26,893,479	161,204	2.38%	26,546,663	145,138	2.17%	24,010,930	27,885	0.46%
Noninterest-bearing liabilities ("Non-IBL")	12,844,262			12,965,744			15,427,380
Shareholders' equity	5,299,891			5,328,912			4,991,584
Total Non-IBL and shareholders' equity	18,144,153			18,294,656			20,418,964
Total Liabilities and Shareholders' Equity	$45,037,632			$44,841,319			$44,429,894
Net Interest Income and Margin (Non-Tax Equivalent)		$354,231	3.47%		$355,371	3.49%		$396,004	3.96%
Net Interest Margin (Tax Equivalent) (non-GAAP)			3.48%			3.50%			3.99%
Total Deposit Cost (without Debt and Other Borrowings)			1.60%			1.44%			0.21%
Overall Cost of Funds (including Demand Deposits)			1.69%			1.52%			0.29%

Total Accretion on Acquired Loans (1)		$3,870			$4,053			$7,350
Tax Equivalent ("TE") Adjustment		$659			$646			$2,397
(1)	The remaining loan discount on acquired loans to be accreted into loan interest income totals $51.3 million as of December 31, 2023.

Noninterest Income and Expense

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands)	2023	2023	2023	2023	2022	2023	2022
Noninterest Income:
Fees on deposit accounts	$33,225	$32,830	$33,101	$29,859	$33,612	$129,015	$124,810
Mortgage banking income (loss)	2,191	2,478	4,354	4,332	(545)	13,355	17,790
Trust and investment services income	10,131	9,556	9,823	9,937	9,867	39,447	39,019
Securities (losses) gains, net	(2)	—	—	45	—	43	30
Correspondent banking and capital markets income	16,081	24,808	27,734	21,956	16,760	90,579	92,910
Expense on centrally-cleared variation margin	(12,677)	(11,892)	(8,547)	(8,362)	(8,451)	(41,478)	(14,155)
Total correspondent banking and capital markets income	3,404	12,916	19,187	13,594	8,309	49,101	78,755
Bank owned life insurance income	6,567	7,039	6,271	6,813	6,723	26,690	24,311
Other	9,973	8,029	4,478	6,775	5,426	29,255	24,532
Total Noninterest Income	$65,489	$72,848	$77,214	$71,355	$63,392	$286,906	$309,247

Noninterest Expense:
Salaries and employee benefits	$145,850	$146,146	$147,342	$144,060	$140,440	$583,398	$554,704
Occupancy expense	22,715	22,251	22,196	21,533	22,412	88,695	89,501
Information services expense	22,000	21,428	21,119	19,925	19,847	84,472	79,701
OREO and loan related (income) expense	948	613	(14)	169	78	1,716	369
Business development and staff related	7,492	5,995	6,672	5,957	5,851	26,116	20,133
Amortization of intangibles	6,615	6,616	7,028	7,299	8,027	27,558	33,205
Professional fees	7,025	3,456	4,364	3,702	3,756	18,547	15,331
Supplies and printing expense	2,761	2,623	2,554	2,640	2,411	10,578	9,621
FDIC assessment and other regulatory charges	8,325	8,632	9,819	6,294	6,589	33,070	23,033
Advertising and marketing	2,826	3,009	1,521	2,118	2,669	9,474	8,888
Other operating expenses	19,217	17,273	18,217	17,396	15,877	72,103	64,327
Merger, branch consolidation and severance related expense	1,778	164	1,808	9,412	1,542	13,162	30,888
FDIC special assessment	25,691	—	—	—	—	25,691	—
Total Noninterest Expense	$273,243	$238,206	$242,626	$240,505	$229,499	$994,580	$929,701

* During the first quarter of 2023, the Company recorded $8.1 million in severance payments, which are included in the Merger, branch consolidation and severance related expense in the table above.

Loans and Deposits

The following table presents a summary of the loan portfolio by type:

	Ending Balance
(Dollars in thousands)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
LOAN PORTFOLIO (7)	2023	2023	2023	2023	2022
Construction and land development * †	$2,923,514	$2,776,241	$2,817,125	$2,749,290	$2,860,360
Investor commercial real estate*	9,227,968	9,372,683	9,187,948	8,957,507	8,769,201
Commercial owner occupied real estate	5,497,671	5,539,097	5,585,951	5,522,514	5,460,193
Commercial and industrial	5,504,539	5,458,229	5,378,294	5,321,306	5,313,483
Consumer real estate *	7,993,450	7,608,145	7,275,495	6,860,831	6,475,210
Consumer/other	1,241,347	1,262,277	1,291,972	1,284,694	1,299,415
Total Loans	$32,388,489	$32,016,672	$31,536,785	$30,696,142	$30,177,862

* Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

† Includes single family home construction-to-permanent loans of $715.5 million, $863.1 million, $928.4 million, $893.7 million, and $904.1 million, for the quarters ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, and December 31, 2022, respectively.

	Ending Balance
(Dollars in thousands)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
DEPOSITS	2023	2023	2023	2023	2022
Noninterest-bearing checking	$10,649,274	$11,158,431	$11,489,483	$12,422,583	$13,168,656
Interest-bearing checking	7,978,799	7,806,243	8,185,609	8,316,023	8,955,519
Savings	2,632,212	2,760,166	2,931,320	3,156,214	3,464,351
Money market	11,538,671	10,756,431	9,710,032	8,388,275	8,342,111
Time deposits	4,249,953	4,453,927	4,425,434	4,118,497	2,419,986
Total Deposits	$37,048,909	$36,935,198	$36,741,878	$36,401,592	$36,350,623

Core Deposits (excludes Time Deposits)	$32,798,956	$32,481,271	$32,316,444	$32,283,095	$33,930,637

Asset Quality

	Ending Balance
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands)	2023	2023	2023	2023	2022
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$110,467	$105,856	$104,772	$68,176	$44,671
Accruing loans past due 90 days or more	11,305	783	3,620	2,667	2,358
Non-acquired OREO and other nonperforming assets	711	449	227	186	245
Total non-acquired nonperforming assets	122,483	107,088	108,619	71,029	47,274
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	59,755	57,464	60,734	52,795	59,554
Accruing loans past due 90 days or more	1,174	1,821	571	983	1,992
Acquired OREO and other nonperforming assets	712	378	981	3,446	922
Total acquired nonperforming assets	61,641	59,663	62,286	57,224	62,468
Total nonperforming assets	$184,124	$166,751	$170,905	$128,253	$109,742

	Three Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2023	2023	2023	2023	2022
ASSET QUALITY RATIOS (7):
Allowance for credit losses as a percentage of loans	1.41%	1.40%	1.36%	1.21%	1.18%
Allowance for credit losses, including reserve for unfunded commitments, as a percentage of loans	1.58%	1.59%	1.56%	1.48%	1.40%
Allowance for credit losses as a percentage of nonperforming loans	249.90%	269.98%	251.86%	297.42%	328.29%
Net charge-offs (recoveries) as a percentage of average loans (annualized)	0.09%	0.16%	0.04%	0.01%	0.01%
Total nonperforming assets as a percentage of total assets	0.41%	0.37%	0.38%	0.29%	0.25%
Nonperforming loans as a percentage of period end loans	0.56%	0.52%	0.54%	0.41%	0.36%

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the fourth quarter of 2023:

	Allowance for Credit Losses ("ACL and UFC")
(Dollars in thousands)	NonPCD ACL	PCD ACL	Total ACL	UFC
Ending balance 9/30/2023	$409,850	$38,106	$447,956	$62,347
Charge offs	(8,398)	—	(8,398)	—
Acquired charge offs	(1,307)	(768)	(2,075)	—
Recoveries	1,416	—	1,416	—
Acquired recoveries	788	948	1,736	—
Provision (recovery) for credit losses	21,527	(5,589)	15,938	(6,044)
Ending balance 12/31/2023	$423,876	$32,697	$456,573	$56,303

Period end loans	$31,279,676	$1,108,813	$32,388,489	N/A
Allowance for Credit Losses to Loans	1.36%	2.95%	1.41%	N/A
Unfunded commitments (off balance sheet) *				$8,457,055
Reserve to unfunded commitments (off balance sheet)				0.67%

* Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its fourth quarter results at 9:00 a.m. Eastern Time on January 26, 2024.  Callers wishing to participate may call toll-free by dialing (888) 350-3899 within the US and (646) 960-0343 for all other locations.  The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  The conference ID number is 4200408.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of January 26, 2024 on the Investor Relations section of SouthStateBank.com.

SouthState Corporation is a financial services company headquartered in Winter Haven, Florida.  SouthState Bank, N.A., the Company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than one million customers throughout Florida, Alabama, Georgia, the Carolinas and Virginia.  The Bank also serves clients coast to coast through its correspondent banking division.  Additional information is available at SouthStateBank.com.

###

Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

(Dollars and shares in thousands, except per share data)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
Net income (GAAP)	$106,791	$124,144	$123,447	$139,926	$143,502
Provision for credit losses	9,893	32,709	38,389	33,091	47,142
Tax provision	29,793	33,160	34,495	39,096	39,253
Merger, branch consolidation and severance related expense	1,778	164	1,808	9,412	1,542
FDIC special assessment	25,691	—	—	—	—
Securities losses (gains)	2	—	—	(45)	—
Pre-provision net revenue (PPNR) (Non-GAAP)	$173,948	$190,177	$198,139	$221,480	$231,439

Average asset balance (GAAP)	$45,037,632	$44,841,319	$44,628,124	$44,104,478	$44,429,894
PPNR ROAA	1.53%	1.68%	1.78%	2.04%	2.07%

Diluted weighted-average common shares outstanding	76,634	76,571	76,418	76,389	76,327
PPNR per weighted-average common shares outstanding	$2.27	$2.48	$2.59	$2.90	$3.03

(Dollars in thousands)	Three Months Ended
CORE NET INTEREST INCOME (NON-GAAP)	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
Net interest income (GAAP)	$354,231	$355,371	$361,743	$381,263	$396,004
Less:
Total accretion on acquired loans	3,870	4,053	5,481	7,398	7,350
Core net interest income (Non-GAAP)	$350,361	$351,318	$356,262	$373,865	$388,654

NET INTEREST MARGIN ("NIM"), TE (NON-GAAP)
Net interest income (GAAP)	$354,231	$355,371	$361,743	$381,263	$396,004
Total average interest-earning assets	40,465,377	40,376,380	40,127,836	39,409,340	39,655,736
NIM, non-tax equivalent	3.47%	3.49%	3.62%	3.92%	3.96%

Tax equivalent adjustment (included in NIM, TE)	659	646	698	1,020	2,397
Net interest income, tax equivalent (Non-GAAP)	$354,890	$356,017	$362,441	$382,283	$398,401
NIM, TE (Non-GAAP)	3.48%	3.50%	3.62%	3.93%	3.99%

	Three Months Ended					Twelve Months Ended
(Dollars in thousands, except per share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
RECONCILIATION OF GAAP TO NON-GAAP	2023	2023	2023	2023	2022	2023	2022
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$106,791	$124,144	$123,447	$139,926	$143,502	$494,308	$496,049
Securities losses (gains), net of tax	2	—	—	(35)	—	(33)	(24)
PCL - NonPCD loans and UFC, net of tax	—	—	—	—	—	—	13,492
Merger, branch consolidation and severance related expense, net of tax	1,391	130	1,414	7,356	1,211	10,291	24,163
FDIC special assessment, net of tax	20,087	—	—	—	—	20,087	—
Adjusted net income (non-GAAP)	$128,271	$124,274	$124,861	$147,247	$144,713	$524,653	$533,680

Adjusted Net Income per Common Share - Basic (2)
Earnings per common share - Basic (GAAP)	$1.40	$1.63	$1.62	$1.84	$1.90	$6.50	$6.65
Effect to adjust for securities losses (gains)	0.00	—	—	(0.00)	—	(0.00)	(0.00)
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—	—	—	—	—	—	0.19
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.03	0.00	0.02	0.10	0.01	0.14	0.32
Effect to adjust for FDIC special assessment, net of tax	0.26	—	—	—	—	0.26	—
Adjusted net income per common share - Basic (non-GAAP)	$1.69	$1.63	$1.64	$1.94	$1.91	$6.90	$7.16

Adjusted Net Income per Common Share - Diluted (2)
Earnings per common share - Diluted (GAAP)	$1.39	$1.62	$1.62	$1.83	$1.88	$6.46	$6.60
Effect to adjust for securities losses (gains)	0.00	—	—	(0.00)	—	(0.00)	(0.00)
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—	—	—	—	—	—	0.18
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.02	0.00	0.01	0.10	0.02	0.14	0.32
Effect to adjust for FDIC special assessment, net of tax	0.26	—	—	—	—	0.26	—
Adjusted net income per common share - Diluted (non-GAAP)	$1.67	$1.62	$1.63	$1.93	$1.90	$6.86	$7.10

Adjusted Return on Average Assets (2)
Return on average assets (GAAP)	0.94%	1.10%	1.11%	1.29%	1.28%	1.11%	1.12%
Effect to adjust for securities losses (gains)	0.00%	—%	—%	(0.00)%	—%	(0.00)%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	0.03%
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.01%	—%	0.01%	0.06%	0.01%	0.02%	0.05%
Effect to adjust for FDIC special assessment, net of tax	0.18%	—%	—%	—%	—%	0.04%	—%
Adjusted return on average assets (non-GAAP)	1.13%	1.10%	1.12%	1.35%	1.29%	1.17%	1.20%

Adjusted Return on Average Common Equity (2)
Return on average common equity (GAAP)	7.99%	9.24%	9.34%	10.96%	11.41%	9.37%	9.84%
Effect to adjust for securities losses (gains)	0.00%	—%	—%	(0.00)%	—%	(0.00)%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	0.27%
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.11%	0.01%	0.11%	0.57%	0.09%	0.19%	0.48%
Effect to adjust for FDIC special assessment, net of tax	1.50%	—%	—%	—%	—%	0.38%	—%
Adjusted return on average common equity (non-GAAP)	9.60%	9.25%	9.45%	11.53%	11.50%	9.94%	10.59%

Return on Average Common Tangible Equity (3)
Return on average common equity (GAAP)	7.99%	9.24%	9.34%	10.96%	11.41%	9.37%	9.84%
Effect to adjust for intangible assets	5.54%	6.28%	6.47%	7.85%	8.76%	6.50%	7.32%
Return on average tangible equity (non-GAAP)	13.53%	15.52%	15.81%	18.81%	20.17%	15.87%	17.16%

Adjusted Return on Average Common Tangible Equity (2) (3)
Return on average common equity (GAAP)	7.99%	9.24%	9.34%	10.96%	11.41%	9.37%	9.84%
Effect to adjust for securities losses (gains)	0.00%	—%	—%	(0.00)%	—%	(0.00)%	(0.00)%
Effect to adjust for PCL - NonPCD loans and UFC, net of tax	—%	—%	—%	—%	—%	—%	0.27%
Effect to adjust for merger, branch consolidation and severance related expense, net of tax	0.10%	0.01%	0.11%	0.58%	0.10%	0.20%	0.48%
Effect to adjust for FDIC special assessment, net of tax	1.50%	—%	—%	—%	—%	0.38%	—%
Effect to adjust for intangible assets	6.53%	6.29%	6.53%	8.21%	8.82%	6.85%	7.81%
Adjusted return on average common tangible equity (non-GAAP)	16.12%	15.54%	15.98%	19.75%	20.33%	16.80%	18.40%

Adjusted Efficiency Ratio (4)
Efficiency ratio	63.43%	54.00%	53.59%	51.41%	47.96%	55.50%	54.21%
Effect to adjust for merger, branch consolidation and severance related expense	(0.43)%	(0.04)%	(0.41)%	(2.07)%	(0.33)%	(0.76)%	(1.87)%
Effect to adjust for FDIC special assessment	(6.11)%	—%	—%	—%	—%	(1.47)%	—%
Adjusted efficiency ratio	56.89%	53.96%	53.18%	49.34%	47.63%	53.27%	52.34%

Tangible Book Value Per Common Share (3)
Book value per common share (GAAP)	$72.78	$68.81	$69.61	$69.19	$67.04
Effect to adjust for intangible assets	(26.46)	(26.55)	(26.65)	(26.79)	(26.95)
Tangible book value per common share (non-GAAP)	$46.32	$42.26	$42.96	$42.40	$40.09

Tangible Equity-to-Tangible Assets (3)
Equity-to-assets (GAAP)	12.32%	11.63%	11.77%	11.68%	11.56%
Effect to adjust for intangible assets	(4.11)%	(4.15)%	(4.16)%	(4.18)%	(4.31)%
Tangible equity-to-tangible assets (non-GAAP)	8.21%	7.48%	7.61%	7.50%	7.25%

Certain prior period information has been reclassified to conform to the current period presentation, and these reclassifications have no impact on net income or equity as previously reported.

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $3.9 million, $4.1 million, $5.5 million, $7.4 million, and $7.3 million during the quarters ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, and December 31, 2022, respectively.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, merger, branch consolidation and severance related expense, initial PCL on nonPCD loans and unfunded commitments from acquisitions, and FDIC special assessments. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger, branch consolidation and severance related expense of $1.8 million, $164,000, $1.8 million, $9.4 million, and $1.5 million for the quarters ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, and December 31, 2022, respectively; (b) pre-tax net securities (losses) gains of $(2,000) and $45,000 for the quarters ended December 31, 2023 and March 31, 2023, respectively; and (c) pre-tax FDIC special assessment of $25.7 million for the quarter ended December 31, 2023.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of GAAP to Non-GAAP" provide tables that reconcile non-GAAP measures to GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger, branch consolidation and severance related expense, FDIC special assessment and amortization of intangible assets, divided by net interest income and noninterest income excluding securities gains (losses). The pre-tax amortization expenses of intangible assets were $6.6 million, $6.6 million, $7.0 million, $7.3 million, and $8.0 million for the quarters ended December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, and December 31, 2022, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	December 31, 2023 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes mortgage loans held for sale.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the interest rate environment, the number and pace of interest rate increases, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (3) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; (4) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (5) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (6) potential deterioration in real estate values; (7) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (8) risks relating to the ability to retain our culture and attract and retain qualified people, which could be exacerbated by the continuing work from remote environment; (9) credit risks associated with an obligor’s failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (10) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (11) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (12) risks associated with an anticipated increase in SouthState’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (13) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (14) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (15) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (16) transaction risk arising from problems with service or product delivery; (17) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (18) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations or other guidance, and the possibility of changes in accounting standards, policies, principles and practices; (19) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (20) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (21) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (22) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of recently passed state legislation and proposed federal and state regulatory guidance and regulation relating to climate change; (23) greater than expected noninterest expenses; (24) excessive loan losses; (25) reputational risk and possible higher than estimated reduced revenue from previously announced changes in the Bank’s consumer overdraft programs and other deposit products; (26) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (27) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (28) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; (29) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (30) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (31) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; and (32) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.